SEI INSTITUTIONAL INVESTMENTS TRUST

Core Fixed Income Fund
Long Duration Fund

Supplement Dated April 2, 2010
to the Class A Shares Prospectus Dated September 30, 2009

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Core Fixed Income and Long Duration Funds.

Change in Sub-Advisers for the Core Fixed Income Fund

In the sub-section entitled "Core Fixed Income Fund," under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 and 1000 Winter Street, Suite 4900, Waltham, Massachusetts 02451, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Co-Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager, Jonathan R. Longley, CFA, Co-Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager, Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager, Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager and Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a portfolio manager and became a co-head of the Fixed Income team in 2006. He is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Longley joined Jennison in 1982 as a portfolio manager and became a co-head of the Fixed Income team in 1994. He is responsible for co-developing overall strategy and overseeing and managing yield curve positioning. Mr. Brown joined Jennison in 1989 as a fixed income trader specializing in mortgage securities. Since 1997, he has been part of the portfolio management team and is responsible for managing yield curve, mortgage, treasury strategy and security selection. Mr. Klemmer joined Jennison in 1982 to develop its fixed income analytic systems and to participate in the management of structured fixed income portfolios. He is responsible for managing corporate and asset-backed securities selection. Mr. Lourie joined Jennison in 1996 as a Fixed Income Trader and had been the lead trader for Treasuries, agencies and mortgage-backed securities for 7 years. In 2005, he joined the portfolio management team and is responsible for managing mortgage and asset-backed securities selection.

There are no other changes in the portfolio management of the Core Fixed Income Fund.

Change in Sub-Advisers for the Long Duration Fund

In the sub-section entitled "Long Duration Fund," under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

Income Research & Management: Income Research & Management (IR&M), located at 100 Federal Street, 31st Floor, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to IR&M. The team consists of Jack Sommers, CFA, Managing Principal, Co-Founder and Senior Portfolio Manager, Bill O'Malley, CFA, Managing Principal and Senior Portfolio Manager, Ed Ingalls, CFA, Principal and Senior Portfolio Manager. Jack Sommers, Bill O'Malley, and Ed Ingalls, as CIO, Director of the Investment Team, and Head of the Credit Team, respectively, make up the team that is ultimately responsible for the day-to-day management and strategic direction of the Long Duration Fund. As a Co-Founder, Jack started with the firm at its inception in March of 1987. Bill O'Malley joined IR&M in September 1994, and Ed Ingalls started in February of 2000. Jack, Bill and Ed have all been in their current roles since joining IR&M.

There are no other changes in the portfolio management of the Long Duration Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-635 (4/10)

SEI INSTITUTIONAL INVESTMENTS TRUST

Core Fixed Income Fund
Long Duration Fund

Supplement Dated April 2, 2010
to the Statement of Additional Information ("SAI") Dated September 30, 2009

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Core Fixed Income and Long Duration Funds.

Change in Sub-Advisers for the Core Fixed Income Fund

In the sub-section entitled "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," the paragraph relating to Jennison Associates LLC is hereby deleted and replaced with the following:

JENNISON ASSOCIATES LLC—Jennison Associates LLC ("Jennison") serves as a Sub-Adviser to a portion of the assets of the Long Duration and Core Fixed Income Funds. Jennison (including its predecessor, Jennison Associates Capital Corp.), is a registered investment advisor founded in 1969. Jennison, a Delaware limited liability company, is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.

In addition, in the sub-section entitled "Portfolio Management," under the same section, the text relating to Jennison Associates LLC is hereby deleted and replaced with the following:

Jennison

Compensation. SIMC pays Jennison a fee based on the assets under management of the Long Duration and Core Fixed Income Funds as set forth in an investment sub-advisory agreement between Jennison and SIMC. Jennison pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Long Duration and Core Fixed Income Funds. The following information relates to the period ended February 28, 2010.

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals and to align the interests of investment professionals with those of clients and overall firm results. Jennison recognizes individuals for their achievements and contributions, and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are typically compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional incentive compensation pool. In general, the cash bonus represents most of an investment professional's compensation.

Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professional total compensation for Jennison's fixed income team is determined through a subjective process that evaluates numerous qualitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors. Jennison's compensation system values both individual impact and teamwork.

The portfolio manager's compensation is expected to be derived from his impact on overall business performance of Jennison's fixed income business and not the specific investment performance or value of an account or grouping of accounts.

The qualitative factors reviewed for the portfolio managers may include:

•  Historical and long-term business potential of the product strategies;

•  Qualitative factors such as teamwork and responsiveness; and

•  Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Ownership of Fund Shares. As of February 28, 2010, Jennison's portfolio managers did not beneficially own any shares of the Long Duration or Core Fixed Income Fund.

Other Accounts. As of February 28, 2010, Jennison's portfolio managers were responsible for the day to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager+	Number of Accounts		Total Assets (thousands)	Number of Accounts		Total Assets (thousands)	Number of Accounts		Total Assets (thousands)
Thomas G. Wolfe	1		$1,163,376	6		$2,911,089	56		$18,421,658
	0	*	$0	0	*	$0	0	*	$0
Jonathan R. Longley	1		$1,163,376	0		$0	9		$2,784,377
	0	*	$0	0	*	$0	0	*	$0
Erik S. Brown	1		$1,163,376	2		$321,005	20		$5,602,285
	0	*	$0	0	*	$0	2	*	$606,770
Richard A. Klemmer	1		$1,163,376	0		$0	0		$0
	0	*	$0	0	*	$0	0	*	$0
Itai Lourie	1		$1,163,376	0		$0	0		$0
	0	*	$0	0	*	$0	0	*	$0

+  Assets are attributed based on a portfolio manager's designation as lead portfolio manager to an account, although Jennison follows a team based approach to portfolio management.

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interests.  In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. Jennison's fixed income team manages separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), commingled trust accounts, other types of unregistered commingled accounts, affiliated single client and commingled insurance separate accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not for another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., long duration) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

In addition, some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. In order to address these conflicts, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as new issues, IPOs and the allocation of transactions across multiple accounts.

There are no other changes in the portfolio management of the Core Fixed Income Fund.

Change in Sub-Advisers for the Long Duration Fund

In the sub-section entitled "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

INCOME RESEARCH & MANAGEMENT—Income Research & Management ("IR&M") serves as a Sub-Adviser to a portion of the assets of the Long Duration Fund. IR&M is a Massachusetts business trust founded in 1987. IR&M was incorporated as Income Research & Management, Inc. from inception through December 2003. In December 2003, Income Research & Management, Inc. merged into IR&M Holdings LLC, and IR&M Holdings LLC merged into IR&M Holdings Business Trust. In January 2004, IR&M Holdings Business Trust changed its name to Income Research & Management. IR&M has been 100% privately owned since its inception in 1987 and remains so today. IR&M's three Managing Principals, Jack Sommers, John Sommers, and Bill O'Malley, as well as Ed Ingalls, the Head of the Credit Team, each own more than 5% of the firm.

In addition, in the sub-section entitled "Portfolio Management," under the same section, the following text is hereby added in the appropriate alphabetical order thereof:

IR&M

Compensation. SIMC pays IR&M a fee based on the assets under management of the Long Duration Fund as set forth in an investment sub-advisory agreement between IR&M and SIMC. IR&M pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Long Duration Fund. The following information relates to the period ended February 28, 2010.

Portfolio managers are compensated through a fixed competitive salary plus bonus. Bonus is generally dictated by the profitability of IR&M, as well as the portfolio manager's overall contribution to the firm's success. Portfolio managers also receive competitive health benefits and may participate in our company-funded profit sharing plan after completing the required length of service with the firm. As a long-term incentive, portfolio managers may be offered to purchase equity in IR&M. Equity participation, a potential element of total compensation, is driven by significant and consistent contribution and demonstrated commitment to the firm.

Portfolio manager compensation is neither based on the Long Duration Fund's pre- or after- tax performance nor determined by the value of the assets in the portfolio.

Ownership of Fund Shares. As of February 28, 2010, IR&M's portfolio managers did not beneficially own any shares of the Long Duration Fund.

Other Accounts. As of February 28, 2010, IR&M's portfolio managers were responsible for the day to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets (thousands)		Number of Accounts	Total Assets (thousands)
Jack Sommers	0	$0	1	$600.4	mm	491	$19,223mm
Bill O'Malley	0	$0	1	$600.4	mm	491	$19,223mm
Ed Ingalls	0	$0	1	$600.4	mm	491	$19,223mm

IR&M manages two accounts subject to a performance-based advisory fee, totaling $362mm as of 2/28/2010. Both of these accounts are managed by Jack Sommers, Bill O'Malley and Ed Ingalls.

Conflicts of Interests.  IR&M's management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Long Duration Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Long Duration Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Long Duration Fund. IR&M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR&M believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IR&M's portfolio managers' day-to-day management of the Long Duration Fund. Because of their positions with the Long Duration Fund, the portfolio managers know the size, timing and possible market impact of Long Duration Fund trades. It is theoretically possible that IR&M portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Long Duration Fund. However, IR&M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IR&M's portfolio managers' management of the Long Duration Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Long Duration Fund. This conflict of interest may be exacerbated to the extent that IR&M or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts, many of which receive a base and incentive fee, than from the Long Duration Fund. Notwithstanding this theoretical conflict of interest, it is IR&M's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR&M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while IR&M's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Long Duration Fund, such securities might not be suitable for the Long Duration Fund given its investment objectives and related restrictions.

There are no other changes in the portfolio management of the Long Duration Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-636 (4/10)